UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

Mirum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38981	83-1281555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

989 East Hillsdale Boulevard
Suite 300
Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 667-4085

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 4, 2026, Mirum Pharmaceuticals, Inc. (the “Company”) announced the primary endpoint was met in the VISTAS Phase 2b study evaluating volixibat, an investigational oral ileal bile acid transporter (“IBAT”) inhibitor, in patients with primary sclerosing cholangitis (“PSC”).

The VISTAS Phase 2b study included 158 patients with PSC who were assigned to either a primary analysis cohort (moderate to severe itch; n=111) or a secondary analysis cohort (mild itch; n=47) based on itch severity at baseline, as measured by the Adult Itch Reported Outcome (“ItchRO”) scale. Patients in both cohorts were treated with volixibat 20 mg twice daily (“BID”) or placebo. Per the study protocol, the endpoint was evaluated in the primary analysis cohort.

The results of the VISTAS Phase 2b study support the potential for volixibat to become the first treatment for cholestatic pruritus in patients with PSC. In the primary analysis cohort, treatment with volixibat demonstrated a robust 2.72 point improvement in pruritus and a placebo-adjusted difference of 1.64 points in the primary endpoint (p<0.0001), as measured by the Adult ItchRO scale, reflecting change from baseline to the average of the last 12 weeks of treatment. Statistically significant improvements in pruritus were observed within two weeks of treatment and were also observed in the secondary cohort of patients with mild itch at baseline. Key efficacy data from the VISTAS Phase 2b study are presented below in the Change from Baseline (Primary Analysis Cohort) table.

Volixibat’s safety profile was generally consistent with the known effects of IBAT inhibition, characterized primarily by gastrointestinal adverse events and elevations in liver laboratory parameters, including alanine aminotransferase (“ALT”) and bilirubin. Key safety data from the VISTAS Phase 2b study are presented below in the Safety Summary (Primary and Secondary Cohorts) table.

The Company has a pre-New Drug Application (“NDA”) meeting for volixibat in PSC scheduled with the U.S. Food and Drug Administration (“FDA”) in summer 2026, with a planned NDA submission in the second half of 2026.

The full results from the VISTAS Phase 2b study will be presented in a late-breaking oral presentation at the European Association for the Study of the Liver International Liver Congress on May 30 at 2:15 p.m. CEST.

The Company also now expects topline data from its VANTAGE Phase 2b study of volixibat in primary biliary cholangitis (“PBC”) in the first quarter of 2027.

Change from Baseline (Primary Analysis Cohort)

	Volixibat 20 mg BID (n=54)	Placebo (n=57)	Difference (VLX - PBO)	p-value
LS Mean change in Adult ItchRO (SE)*	-2.72 (0.240)	-1.08 (0.241)	-1.64	<0.0001
≥2 point reduction in Adult ItchRO*	55.6%	26.3%	29.3%	0.0019
LS Mean changes in sBA (SE)	-33.7 (12.14)	2.1 (11.87)	-35.8	0.0324

*

Adult ItchRO is an 11-point scale (0 = no itch; 10 = worst itch imaginable). LSMean = model-adjusted mean from a mixed model for repeated measures (MMRM). Values represent change from baseline to the average of the last 12 weeks of treatment (weekly averaged worst daily itch score).

Safety Summary (Primary and Secondary Cohorts)

	Volixibat 20 mg BID (n=77)	Placebo (n=81)
Participants with any treatment emergent adverse event (“TEAE”), n (%)	72 (93.5)	68 (84.0)
Grade 3 or higher TEAEs	10 (13.0)	9 (11.1)
Serious TEAEs	8 (10.4)	5 (6.2)
TEAE that led to death	0	1 (1.2)
TEAE that led to premature discontinuation from study	7 (9.1)	2 (2.5)
Study discontinuation due to diarrhea	3 (3.9)	1 (1.2)

Additional safety observations:

•

Serious adverse events (“SAEs”) in volixibat treated patients included cholangitis, infection (sepsis, liver abscess, viral infection), abdominal pain, cholangiocarcinoma, sclerosing cholangitis, biliary colic, pyrexia, back pain, procedure-related pancreatitis; none related. SAEs in placebo patients included cholangitis, constipation, spontaneous bacterial peritonitis, liver function tests increases, radius fracture.

•	Elevations in ALT, Aspartate Aminotransferase (“AST”), Alkaline Phosphatase (“ALP”), and bilirubin were observed more frequently in volixibat treated patients than placebo treated patients.

TEAEs Occurring in ≥5% of Patients (Primary and Secondary Cohorts)

n (%)	VLX 20 mg (N=77)	Placebo (N=81)
Diarrhea	31 (40.3)	7 (8.6)
Abdominal Pain	14 (18.2)	8 (9.9)
Nausea	10 (13.0)	3 (3.7)
Vitamin D deficiency	8 (10.4)	4 (4.9)
Abdominal pain upper	7 (9.1)	6 (7.4)
ALT increased	7 (9.1)	3 (3.7)
Upper respiratory tract infection	6 (7.8)	6 (7.4)
Back pain	5 (6.5)	2 (2.5)
Fatigue	5 (6.5)	4 (4.9)
Blood bilirubin increased	4 (5.2)	3 (3.7)
Jaundice	4 (5.2)	1 (1.2)
Pyrexia	4 (5.2)	1 (1.2)
Influenza	3 (3.9)	5 (6.2)

Forward-Looking Statements

Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, without limitation, statements regarding the expected occurrence and timing of potential meetings with the FDA and NDA submission, the potential benefits of volixibat, the use of cholestatic pruritus as an important endpoint in PSC and the success or approval of any potential regulatory submission for volixibat. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with research and development of pharmaceutical product candidates, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: May 4, 2026	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer

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